UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment

On August 5, 2026, Ensysce Biosciences, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”),

filed a Certificate of Designation of Preferences, Rights and Limitations of the Series C Non-Voting Convertible Preferred Stock (the “Series C Certificate of Designation”) with the Secretary of State of the State of Delaware that related to the issuance of the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”). On August 6, 2026, we filed a Certificate of Correction to the Series C Certificate of Designation.

On September 25, 2026, the Company amended the Series C Certificate of Designation to remove Section 6.5.3 and other references to Section 6.5.3 in the Series C Certificate of Designation (the “Amendment”). Section 6.5.3 provides that the Series C Preferred Stock is redeemable for cash at the option of the holder thereof at any time following stockholder approval of the conversion of shares of Series C Preferred Stock into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in accordance with the rules of the Nasdaq Stock Market LLC, if there is any failure to deliver shares of Common Stock in accordance with the terms of the Series C Preferred Stock, at a price per share equal to the then-current fair value of the Series C Preferred Stock, as described in the Series C Certificate of Designation. The Amendment was effective upon filing.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3	Certificate of Amendment, dated September 25, 2026, to the Certificate of Designation of Series C Non-Voting Convertible Preferred Stock of Ensysce Biosciences, Inc., dated August 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2026	Ensysce Biosciences, Inc.

	By:	/s/ Lynn Kirkpatrick
	Name:	Dr. Lynn Kirkpatrick
	Title:	Chief Executive Officer
(Principal Executive Officer)